                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 1998




                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                       0-2517            75-0991164
(STATE OR OTHER JURISDICTION         (COMMISSION        (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)      IDENTIFICATION NO.)



                            530 PRESTON COMMONS WEST
                               8117 PRESTON ROAD
                              DALLAS, TEXAS  75225
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 369-0080

         Item 5.  OTHER EVENTS.

BACKGROUND; AGREEMENTS WITH THE GRALEE PERSONS AND THE DANE FALB PERSONS

         On July 31, 1997, Lee Global Energy Fund, L.P. ("Lee Global") sent a letter to the Board of Directors of Toreador Royalty Corporation (the "Company") requesting to meet with the Board to discuss various strategic alternatives for the Company, including a sale of the Company or business combination with Lee Global or another operating entity, and offering assistance in structuring such a transaction. In September 1997, the Company engaged Dain Rauscher Wessels as its financial advisor in evaluating strategic alternatives available to the Company, including a sale of the Company, a merger with another company and other forms of business combinations. On March 25, 1998, Dane, Falb, Stone & Co., Inc. sent a letter to the Company's Chairman proposing additional or replacement members to the Company's Board of
Directors.   On April 9, 1998, Lee Global sent another letter to the Board of
Directors requesting that the Board consider appointing Lee Global's designated representatives to the Board of Directors as soon as possible. On that same date, Lee Global sent a letter to the Company's Corporate Secretary demanding the right to inspect the Company's stockholder list and its other books and records, and to make copies or extracts therefrom. At an April 16, 1998 meeting, the Company met with certain of Lee Global's representatives to discuss the matters raised in Lee Global's previous letters.

         In an April 27, 1998 news release, the Company announced that it was actively seeking acquisition and merger partners through Dain Rauscher Wessels. Lee Global sent a letter to the Company dated April 28 stating that Lee Global did not believe that it is in the best interest of the Company and its stockholders to sell the Company or dispose of any of its assets at this time and requesting further review of the Company's books and records. Dane, Falb, Stone & Co., Inc. also sent a letter dated April 27, 1998 requesting to review certain books and records of the Company.

         Following negotiations among the members of the Board of Directors of the Company, certain stockholders of the Company affiliated with Lee Global (the "Gralee Persons") and certain stockholders affiliated with Dane, Falb, Stone & Co., Inc. (the "Dane Falb Persons"), the Board of Directors determined that it is in the best interest of the Company and its stockholders to avoid the expense and uncertainties of a proxy contest initiated by one of more of the Gralee Persons or the Dane Falb Persons, and that it is in the best interest of the Company and its stockholders that certain persons chosen by the Gralee Persons and the Dane Falb Persons be nominated for election as directors.

         On June 25, 1998, the Gralee Persons, the Dane Falb Persons and the members of the Board of Directors acting in their capacity as stockholders of the Company (collectively, the "Stockholders"), entered into a Stockholder Voting Agreement (the "Stockholder Agreement"), pursuant to which the Stockholders agreed to support the nomination and election of a slate of seven nominees standing for election as directors at the 1998 Annual Meeting of Stockholders of the Company. The Stockholder Agreement provides that the seven nominees are to be: J.W. Bullion, currently a director of the Company, Thomas
P. Kellogg, Jr., currently a director of the Company; John Mark McLaughlin, currently a director of the Company (collectively referred to





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as the "Company Designees"); G. Thomas Graves III and William I. Lee
(collectively referred to as the "Gralee Designees"); and Peter L. Falb and Edward Nathan Dane (collectively referred to as the "Dane Falb Designees").
The Stockholders also agreed that until the earlier to occur of (i) such time as (x) the Gralee Persons are no longer the beneficial owners in the aggregate of at least 514,677 shares of Common Stock, and (y) the Dane Falb Persons are no longer the beneficial owners in the aggregate of at least 514,677 shares of Common Stock, and (ii) the day immediately subsequent to the 2000 Annual Meeting of Stockholders of the Company (the "Effective Period"), the Stockholders would support these seven nominees for election at the 1999 and 2000 Annual Meetings of Stockholders if such nominees are willing to act as such. During the Effective Period, if one or more of the Company Designees declines or is otherwise unable to stand as nominee(s) for the election of directors at the 1999 or 2000 Annual Meetings, the Stockholders agreed that replacement nominee(s) shall be nominated by a committee of the Board of Directors consisting of the Company Designees as established pursuant to the Bylaws (the "Company Nominating Committee"). During the Effective Period, if one or more of the Gralee Designees declines or is otherwise unable to stand as nominee(s) for the election of directors at the 1999 or 2000 Annual Meetings, the Stockholders agreed that replacement nominee(s) shall be nominated by the Gralee nominating committee of the Board of Directors as established pursuant to the Bylaws (the "Gralee Nominating Committee"). During the Effective Period, if one or more of the Dane Falb Designees declines or is otherwise unable to stand as nominee(s) for the election of directors at the 1999 or 2000 Annual Meetings, the Stockholders agreed that replacement nominee(s) shall be nominated by the Falb nominating committee of the Board of Directors as established pursuant to the Bylaws (the "Falb Nominating Committee"). The Stockholders also agreed that they will vote all shares of Common Stock which they are entitled to vote at the Annual Meeting and the 1999 and 2000 Annual Meetings in favor of each such nominee, and that they will vote to cause any vacancy among any of the Company Designees, the Gralee Designees or the Dane Falb Designees, respectively, to be filled by a person nominated by the Company Nominating Committee, the Gralee Nominating Committee or the Falb Nominating Committee, respectively.

         The Stockholder Agreement also provides, among other things, that no Stockholder will prior to December 31, 2000, except as otherwise provided by the Stockholder Agreement or as agreed to by five of the seven members of the Board of Directors then in office, (i) (A) seek election to, or seek to place a representative on, the Board of Directors of the Company, (B) engage in any solicitation of proxies with respect to any securities of the Company, or (C) become a participant in any election contest relating to the election of directors of the Company; (ii) initiate, propose or otherwise solicit stockholders of the Company for the approval of any stockholder proposal; (iii) vote in favor of any matter or proposal submitted to stockholders of the Company unless such matter or proposal is first recommended to stockholders by a vote of five of the seven members of the Board of Directors then in office;
(iv) propose or seek to effect or seek permission to propose or effect other than as a stockholder on an equal basis (A) any form of business combination transaction or similar transaction with the Company, (B) any sale of assets of the Company, (C) any issuance or sale of equity securities of the Company or
(D) any restructuring, recapitalizing or similar transaction with the Company;
(v) initiate, propose or otherwise solicit stockholders to amend or terminate that certain Rights Agreement dated as of April 3, 1995, as amended or supplemented (the "Rights Agreement"), between the Company and





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Continental Stock Transfer & Trust Company, as rights agent, or to redeem the rights issued under the Rights Agreement; or (vi) aid, encourage or act in concert with any person, firm, corporation, group or other entity to take any of the foregoing actions.

         The Company, the members of the current Board of Directors, the Gralee Persons and the Dane Falb Persons entered into an Agreement dated June 25, 1998 (the "Settlement Agreement") which provides for mutual releases by the parties and certain related entities (the "Released Parties") of all existing and future claims arising out of each Released Party's activities up to the date of the Settlement Agreement with respect to, or in any way connected with, the Company. The Settlement Agreement provides that until December 31, 2000, each party will refrain making any statement or taking any action (other than a sale of Common Stock) that is critical or disparaging of the other parties. The Settlement Agreement also provides that, for a period of six years after the date of such agreement, the Company will, subject to certain limitations, cause to be maintained in effect the Company's current directors' and officers' liability insurance policies for the benefit of those persons who are currently covered by such policies on terms no less favorable than the terms of such current insurance coverage.

         In connection with the Stockholder Agreement and the Settlement Agreement, the Board of Directors approved an amendment to the Bylaws to become effective immediately following the 1998 Annual Meeting of Stockholders and expiring at the end of the Effective Period (the "Bylaw Amendment"). The Bylaw Amendment (i) establishes the Company Nominating Committee, the Gralee Nominating Committee and the Falb Nominating Committee of the Board of Directors, (ii) sets the number of persons constituting the Board of Directors at seven (7), and (iii) provides that three (3) persons shall be nominated as directors on behalf of the Company by the Company Nominating Committee, two (2) persons shall be nominated as directors on behalf of the Company by the Gralee Nominating Committee and two (2) persons shall be nominated as directors on behalf of the Company by the Falb Nominating Committee. The provisions of the Bylaws implemented by the Bylaw Amendment may be amended or repealed only by the affirmative vote of five of the members of the entire Board of Directors or the holders of 75 percent of the outstanding Common Stock.

AMENDMENT TO RIGHTS AGREEMENT

         The Board of Directors of the Company approved an amendment to the Rights Agreement to increase the ownership percentage at which an acquiring person triggers the rights issued under the Rights Agreement from 20 percent to 22 percent, and to incorporate an exemption for certain "Qualifying Offers." Under the "Qualifying Offer" exemption, a person that acquires beneficial ownership of 22 percent or more of the shares of Common Stock then outstanding pursuant to a "Qualifying Offer" will not trigger the rights issued under the Rights Agreement. Triggering of the rights as a result of a person acquiring a 22 percent or greater position normally results in dilution of the acquiring person's ownership (unless the Board has taken action to redeem the rights or otherwise make them inapplicable). The amendment specifically exempts any group formed among all of the parties to the Stockholder Agreement from triggering the rights issued under the Rights Agreement. Under the amendment, a "Qualifying Offer" is an all-cash tender offer for all outstanding shares of Common Stock which meets all of the following requirements:





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                 (i)      Fully Financed.  The offeror must, prior to or upon
         commencing the offer, (A) have reasonably demonstrated to the Board of Directors that the offeror has then available and has irrevocably committed in writing to the Company to utilize for purposes of the offer if consummated, and to set apart and maintain available for such purposes until the offer is consummated or withdrawn, cash or cash equivalents in an amount which will be sufficient to pay for all shares outstanding on a fully diluted basis and all related expenses, or (B) have provided the Company firm written commitments from responsible financial institutions, accepted by the offeror, to provide funds for the offer which, when added to other funds of the offeror available and committed to be used for purposes of the offer if consummated, will be sufficient to pay for all shares outstanding on a fully diluted basis and all related expenses. The terms of the financing commitments must be subject only to customary terms and conditions, which may not include (x) conditions requiring access by the financial institutions to non-public information to be provided by the Company, (y) conditions based on the accuracy of any information concerning the Company other than such as would be the subject of representations in a public financing by the Company, or (z) conditions requiring the Company to make any representations, warranties or covenants in connection with the financing.

                 (ii) Two-Thirds Requirement. The offeror must own, immediately after consummating the offer, at least two-thirds of the then outstanding shares of Common Stock not beneficially owned by the offeror prior to making the offer.

                 (iii) 30 Percent Premium. The price per share offered in the offer must be at least 30 percent above the average closing price of the Common Stock for the 20 consecutive trading days ending on the fourth trading day preceding the commencement of the offer. If another tender offer is commenced during the pendency of a Qualifying Offer, the second, competing offer will constitute a Qualifying Offer if the per share price offered is at least 10 percent higher than the price offered in the first offer and the other requirements for a Qualifying Offer are satisfied. In no event may the price per share offered in the initial or competing Qualifying Offer be less than $5.00.

                 (iv) Duration and Conditions. The offer must remain open for at least 60 business days and must be extended for at least 20 business days after the last increase in the price offered and after any bona fide higher alternative offer is made. The offer must be subject only to customary terms and conditions, which may in no event include any satisfaction of any conditions relating to the business, financial condition, results of operations or prospects of the Company other than such as are based on information publicly disclosed by the Company.

                 (v) Second Step Commitment. The offeror must irrevocably commit, prior to or upon commencement of the offer, (A) to consummate promptly upon completion of the offer an all-cash transaction whereby all shares not tendered in the offer will be acquired at the same price per share paid pursuant to the offer, and otherwise not to purchase any shares of Common Stock following completion of the offer,
         (B) that the offeror will not materially amend the terms of the offer (other than an increase in the price offered) and





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         (C) that the offeror will not make an offer for any equity securities of the Company for six months after the commencement of the offer if the original offer does not result in the tender of the required minimum of two-thirds of the outstanding shares, except in certain circumstances involving the making by an unrelated party of a competing offer which constitutes a Qualifying Offer under the provisions described in paragraph (iii) above.

         The Rights Agreement has also been amended to require the approval of at least 70 percent of the members of the entire Board of Directors to redeem the rights or amend the Rights Agreement.



         Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits

                 Item             Exhibit
                 ----             -------

                  3.1             Amendment to Bylaws of Toreador Royalty
                                  Corporation

                 10.1 Agreement dated June 25, 1998 by and between the Company, the members of the current Board of Directors, the Gralee Persons and the Dane Falb Persons

                 10.2 Stockholder Voting Agreement dated June 25, 1998 by and between the Gralee Persons, the Dane Falb Persons and certain other stockholders of the Company

                 10.3 Amendment No. 1 to Rights Agreement dated April 3, 1995, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Registration Statement on Form 8-A/A (Amendment No. 1) of Toreador Royalty Corporation filed with the Securities and Exchange Commission on July 1, 1998 (Registration No. 0-2517))

                 99.1 Press Release issued by Toreador Royalty Corporation on June 29, 1998





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TOREADOR ROYALTY CORPORATION



Date:    June 30, 1998            By:     /s/ John Mark McLaughlin
                                          ------------------------------------
                                          John Mark McLaughlin, Chairman of the
                                          Board and President



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                               INDEX TO EXHIBITS


                           Item
                          Number                   Exhibit
                          ------                   -------
                           3.1                     Amendment to Bylaws of Toreador Royalty Corporation

                          10.1                     Agreement dated June 25, 1998 by and between the Company, the members of the current Board of Directors,  the Gralee Persons and the Dane Falb Persons

                          10.2                     Stockholder Voting Agreement dated June 25, 1998 by and between the
                                                   Gralee Persons, the Dane Falb Persons and certain other
                                                   stockholders of the Company

                          10.3                     Amendment No. 1 to Rights Agreement dated April 3, 1995, between the Company and Continental Stock Transfer & Trust Company
                                                   (incorporated by reference to Registration Statement on Form 8-A/A
                                                   (Amendment No. 1) of Toreador Royalty Corporation filed with the
                                                   Securities and Exchange Commission on July 1, 1998 (Registration
                                                   No. 0-2517))

                          99.1                     Press Release issued by Toreador Royalty Corporation on June 29,
                                                   1998